COMMUNITY BANKS, INC. & SUBSIDIARIES
                      ------------------------------------
                       Fiscal Insight - DECEMBER 31, 2004
                       ----------------------------------


                                   KEY RATIOS
                                   ----------

                                                                                     2004                               2003
-------------------------------------------------------------  ------------------------------------------------  -------------------
                                                                          Fourth    Third    Second     First               Fourth
                                                               Annual    Quarter   Quarter   Quarter   Quarter    Annual    Quarter
-------------------------------------------------------------  ------------------------------------------------  -------------------
Earnings per share - basic (1)                                 $ 1.78    $ 0.45    $ 0.46    $ 0.45    $ 0.42    $  1.68   $  0.43
Earnings per share - diluted (1)                               $ 1.73    $ 0.44    $ 0.45    $ 0.43    $ 0.41    $  1.63   $  0.41
Return on average assets                                         1.12%     1.13%     1.15%     1.11%     1.10%      1.15%     1.13%
Return on average equity                                        14.96%    14.54%    15.84%    15.37%    14.13%     15.03%    14.75%
Return on average realized equity (2)                           15.30%    14.99%    15.70%    15.54%    14.98%     15.81%    15.26%

Net interest margin                                              3.44%     3.51%     3.43%     3.44%     3.40%      3.50%     3.41%
Non-interest income/revenues (FTE excluding security gains)     24.74%    24.33%    27.07%    25.11%    22.17%     23.95%    27.01%
Provision for loan losses/average loans (annualized)             0.27%     0.25%     0.25%     0.27%     0.31%      0.25%     0.22%
Efficiency ratio                                               $60.22%    58.96%    59.29%    61.55%    61.19%     60.47%    62.41%

Non-performing assets to period-end loans                                  0.62%     0.69%     0.69%     0.86%                1.21%
90 day past due loans to period-end loans                                  0.00%     0.00%     0.00%     0.01%                0.01%
                                                                       ----------------------------------------            --------
Total risk elements to period-end loans                                    0.62%     0.69%     0.69%     0.87%                1.22%
                                                                       ========================================            ========

Allowance for loan losses to loans                               1.19%     1.19%     1.21%     1.23%     1.25%      1.22%     1.22%
Allowance for loan losses to
        non-accrual loans                                         266%      266%      241%      229%      184%       162%      162%
Net charge-offs/average loans (annualized)                       0.16%     0.25%     0.21%     0.11%     0.06%      0.32%     0.32%

Equity to assets                                                 7.79%     7.79%     7.64%     6.94%     7.74%      7.71%     7.71%

(1) Per share data reflect stock splits and stock dividends
(2) Excludes accumulated other comprehensive income (loss) items


                                                   PER SHARE STATISTICS *
                                                   ----------------------

Diluted Earnings per Share
----------------------------------------------------------------------------------------------------------------------------
                                                    Fourth          Third          Second           First
                                                    Quarter        Quarter         Quarter         Quarter         Total
----------------------------------------------------------------------------------------------------------------------------
2004                                                $ 0.44         $ 0.45          $ 0.43          $ 0.41         $ 1.73
2003                                                $ 0.41         $ 0.41          $ 0.40          $ 0.41         $ 1.63
2002                                                $ 0.37         $ 0.38          $ 0.37          $ 0.36         $ 1.48
----------------------------------------------------------------------------------------------------------------------------

Average Diluted Shares Outstanding
----------------------------------------------------------------------------------------------------------------------------
   (in thousands)                                   Fourth          Third          Second           First       Average for
                                                    Quarter        Quarter         Quarter         Quarter          Year
----------------------------------------------------------------------------------------------------------------------------
2004                                                12,553         12,508          12,587          12,653         12,575
2003                                                12,623         12,501          12,433          12,375         12,497
2002                                                12,407         12,491          12,539          12,529         12,491
----------------------------------------------------------------------------------------------------------------------------

Book Value per Share
------------------------------------------------------------------------------------------------------------
                                                    Fourth          Third           Second          First
                                                    Quarter        Quarter         Quarter         Quarter
------------------------------------------------------------------------------------------------------------
2004                                               $ 12.45        $ 12.26         $ 11.15         $ 12.27
2003                                               $ 11.73        $ 11.25         $ 11.73         $ 10.83
2002                                               $ 10.67        $ 10.56         $  9.97         $  9.05
------------------------------------------------------------------------------------------------------------

Realized Book Value per Share (excludes accumulated other comprehensive income items)
------------------------------------------------------------------------------------------------------------
                                                    Fourth          Third           Second          First
                                                    Quarter        Quarter         Quarter         Quarter
------------------------------------------------------------------------------------------------------------
2004                                               $ 12.19        $ 11.85         $ 11.61         $ 11.40
2003                                               $ 11.19        $ 10.89         $ 10.60         $ 10.33
2002                                               $ 10.13        $  9.92         $  9.77         $  9.53
------------------------------------------------------------------------------------------------------------

 * Per share data reflect stock splits and stock dividends


                             QUARTER END INFORMATION
                             -----------------------

(dollars in thousands)                                                                 2004                                  2003
----------------------------------------------------------   ---------------------------------------------------------  ------------
                                                                Fourth          Third         Second         First          Fourth
                                                                Quarter        Quarter        Quarter       Quarter         Quarter
----------------------------------------------------------   ---------------------------------------------------------  ------------
Loans, net                                                    $1,201,530     $1,173,844     $1,147,074     $1,098,695     $1,065,433
Earning assets                                                 1,838,116      1,844,154      1,843,262      1,834,961      1,750,263
Goodwill and identifiable intangible assets                        5,051          5,036          4,976          4,759          4,773
Total assets                                                   1,954,799      1,955,811      1,961,061      1,944,555      1,861,063
Deposits                                                       1,305,537      1,320,476      1,297,370      1,282,410      1,230,685
Long-term debt                                                   404,662        406,370        373,066        399,750        411,422
Subordinated debt                                                 30,928         30,928         30,928         30,928         30,928
Total shareholder's equity                                       152,341        149,419        136,135        150,504        143,406
Accumulated other comprehensive income (loss) (net of tax)         3,211          5,050         (5,607)        10,604          6,596
----------------------------------------------------------   ---------------------------------------------------------  ------------


        CONDENSED CONSOLIDATED QUARTERLY AVERAGE STATEMENTS OF CONDITION
        ----------------------------------------------------------------
(dollars in thousands)                                                               2004                                  2003
----------------------------------------------------    -------------------------------------------------------------  -------------
                                                             Fourth           Third         Second          First          Fourth
                                                             Quarter         Quarter        Quarter        Quarter        Quarter
----------------------------------------------------    -------------------------------------------------------------  -------------
Assets
Earning Assets:
Loans                                                      $ 1,201,454     $ 1,175,562    $ 1,138,284    $ 1,100,432    $ 1,067,506
Federal funds sold and other                                    17,223           6,504         14,297         11,175         21,773
Taxable investment securities                                  415,262         453,905        493,150        463,804        423,723
Tax-exempt investment securities                               210,736         209,248        208,754        207,942        207,841
----------------------------------------------------    -------------------------------------------------------------  -------------
Total Earning Assets                                         1,844,675       1,845,219      1,854,485      1,783,353      1,720,843



Cash and due from banks                                         40,689          38,144         34,366         36,065         38,394
Allowance for loan losses                                      (14,551)        (14,418)       (14,172)       (13,484)       (13,444)
Goodwill and other identifiable intangibles                      5,015           4,975          4,844          4,756          4,634
Premises, equipment and other assets                            81,412          84,015         82,351         86,091         73,265
----------------------------------------------------    -------------------------------------------------------------  -------------
Total assets                                               $ 1,957,240     $ 1,957,935    $ 1,961,874    $ 1,896,781    $ 1,823,692
----------------------------------------------------    -------------------------------------------------------------  -------------

Liabilities and equity
Interest-bearing liabilities:
Deposits
     Savings and NOW accounts                              $   494,275     $   515,917    $   516,409    $   457,269    $   445,881
     Time                                                      514,560         513,241        510,783        501,571        492,401
     Time deposits greater than $100,000                       107,250         101,782        119,054        119,459        108,225
Short-term borrowings                                           48,926          59,464         83,333         52,020         45,278
Long-term debt and subordinated debt                           436,543         430,013        398,685        441,076        408,018
----------------------------------------------------    -------------------------------------------------------------  -------------
Total interest-bearing liabilities                           1,601,554       1,620,417      1,628,264      1,571,395      1,499,803


Noninterest-bearing deposits                                   188,505         182,434        177,104        164,295        167,874
Other liabilities                                               15,624          13,276         14,179         13,783         16,789
----------------------------------------------------    -------------------------------------------------------------  -------------
Total liabilities                                            1,805,683       1,816,127      1,819,547      1,749,473      1,684,466
----------------------------------------------------    -------------------------------------------------------------  -------------
Shareholders' equity
                                                               151,557         141,808        142,327        147,308        139,226
----------------------------------------------------    -------------------------------------------------------------  -------------
Total liabilities and
     shareholders' equity                                  $ 1,957,240     $ 1,957,935    $ 1,961,874    $ 1,896,781    $ 1,823,692
----------------------------------------------------    -------------------------------------------------------------  -------------


                          Change in Average Balances *
------------------------------------------------------------------------------------------------------------------------------------

                                                                                      2004                                  2003
----------------------------------------------------    -------------------------------------------------------------  -------------
                                                               Fourth           Third         Second          First          Fourth
                                                               Quarter         Quarter        Quarter        Quarter        Quarter
----------------------------------------------------    -------------------------------------------------------------  -------------
Loans                                                            12.5%           14.5%          16.2%          20.2%          17.8%
Total assets                                                      7.3%            7.8%          10.2%          11.4%          11.6%
Deposits                                                          7.4%            9.7%          13.1%          10.1%           8.4%
Shareholders' equity                                              8.9%            3.8%           4.3%          12.6%           9.4%
----------------------------------------------------    -------------------------------------------------------------  -------------

 * Compares the current quarter to the comparable quarter of the prior year.


                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                   -------------------------------------------

(dollars in thousands)                                                 2004                                        2003
--------------------------------------   ---------------------------------------------------------------   ----------------------
                                                        Fourth        Third       Second       First                     Fourth
                                            Annual      Quarter      Quarter      Quarter     Quarter       Annual       Quarter
--------------------------------------   ---------------------------------------------------------------   ----------------------
Interest income                           $ 99,799     $ 25,710     $ 25,227     $ 24,882     $ 23,980     $ 94,865     $ 23,602
Tax equivalent adjustment                    6,539        1,664        1,613        1,639        1,623        6,352        1,615
--------------------------------------   ---------------------------------------------------------------   ----------------------

                                           106,338       27,374       26,840       26,521       25,603      101,217       25,217
Interest expense                            43,242       11,089       10,934       10,678       10,541       42,351       10,428
--------------------------------------   ---------------------------------------------------------------   ----------------------

Net interest income                         63,096       16,285       15,906       15,843       15,062       58,866       14,789
Provision for loan losses                    3,100          750          750          750          850        2,500          600
--------------------------------------   ---------------------------------------------------------------   ----------------------

Net interest income after provision         59,996       15,535       15,156       15,093       14,212       56,366       14,189
Non-interest income                         18,078        4,584        5,346        4,484        3,664       16,004        4,748
Investment security gains income             2,470          186          108          844        1,332        1,927           78
Mortgage banking activities income           2,665          652          558          828          627        2,532          725
Non-interest expenses                       49,993       12,618       12,530       12,962       11,883       45,718       11,962
--------------------------------------   ---------------------------------------------------------------   ----------------------

Income before income taxes                  33,216        8,339        8,638        8,287        7,952       31,111        7,778
Income taxes                                 4,879        1,135        1,379        1,211        1,154        4,359          987
Tax equivalent adjustment                    6,539        1,664        1,613        1,639        1,623        6,352        1,615
--------------------------------------   ---------------------------------------------------------------   ----------------------

NET INCOME                                $ 21,798     $  5,540     $  5,646     $  5,437     $  5,175     $ 20,400     $  5,176
--------------------------------------   ---------------------------------------------------------------   ----------------------

Tax effect of security transactions       $    865     $     65     $     38     $    295     $    466     $    674     $     27
--------------------------------------   ---------------------------------------------------------------   ----------------------


                         ANALYSIS OF NON-INTEREST INCOME
                         -------------------------------

(dollars in thousands)                                                     2004                                  2003
----------------------------------------------    ----------------------------------------------------  ----------------------
                                                              Fourth      Third     Second      First                 Fourth
                                                   Annual     Quarter    Quarter    Quarter    Quarter     Annual     Quarter
----------------------------------------------    ----------------------------------------------------  ----------------------

Investment management and trust services          $ 1,510     $   391    $   443    $   409    $   267     $ 1,326    $   384
Service charges on deposit accounts                 7,120       2,012      1,996      1,707      1,405       5,128      1,442
Other service charges, commissions and fees         3,357         792        888        775        902       2,958        629
Insurance premium income and commissions            3,260         873        708      1,025        654       2,822        745
Earnings on investment in life insurance            1,593         383        433        412        365       1,455        311
Other income                                        1,238         133        878        156         71       2,315      1,237
----------------------------------------------    ----------------------------------------------------  ----------------------
Total non-interest income                         $18,078     $ 4,584    $ 5,346    $ 4,484    $ 3,664     $16,004    $ 4,748
----------------------------------------------    ----------------------------------------------------  ----------------------



                        ANALYSIS OF NON-INTEREST EXPENSES
                        ---------------------------------

(dollars in thousands)                                                         2004                              2003
----------------------------------------------    ----------------------------------------------------  ----------------------
                                                              Fourth      Third     Second      First                  Fourth
                                                  Annual      Quarter    Quarter    Quarter    Quarter     Annual      Quarter
----------------------------------------------    ----------------------------------------------------  ----------------------

Salaries and employee benefits                    $28,337     $ 7,486    $ 6,975    $ 7,041    $ 6,835     $25,397    $ 6,598
Net occupancy expense                               7,980       1,990      1,962      1,995      2,033       7,200      1,836
Marketing expense                                   2,325         425        611        869        420       2,018        521
Telecommunications expense                          1,285         306        318        344        317       1,302        350
Other operating expenses                           10,066       2,411      2,664      2,713      2,278       9,801      2,657
----------------------------------------------    ----------------------------------------------------  ----------------------

Total non-interest expenses                       $49,993     $12,618    $12,530    $12,962    $11,883     $45,718    $11,962
----------------------------------------------    ----------------------------------------------------  ----------------------


                             RISK ELEMENTS ANALYSIS
                             ----------------------

(dollars in thousands)                                                           2004                               2003
------------------------------------------------------    ----------------------------------------------------  ------------
                                                           Fourth         Third        Second         First        Fourth
                                                           Quarter       Quarter       Quarter       Quarter       Quarter
------------------------------------------------------    ----------------------------------------------------  ------------

Non-performing assets:
     Non-accrual loans                                    $  5,428      $  5,990      $  6,244      $  7,541      $  8,151
     Troubled debt restructurings                                -             -             -             -             -
     Foreclosed real estate                                  2,094         2,203         1,788         2,057         4,865
------------------------------------------------------    ----------------------------------------------------  ------------

Total non-performing assets                                  7,522         8,193         8,032         9,598        13,016
Accruing loans 90 days or more past due                          -            16            32            98            90
------------------------------------------------------    ----------------------------------------------------  ------------

Total risk elements                                       $  7,522      $  8,209      $  8,064      $  9,696      $ 13,106
------------------------------------------------------    ----------------------------------------------------  ------------



Non-performing assets to period-end loans                    0.62%         0.69%         0.69%         0.86%         1.21%
------------------------------------------------------    ----------------------------------------------------  ------------
90 day past due loans to period-end loans                    0.00%         0.00%         0.00%         0.01%         0.01%
------------------------------------------------------    ----------------------------------------------------  ------------
Total risk elements to period-end loans                      0.62%         0.69%         0.69%         0.87%         1.22%
------------------------------------------------------    ----------------------------------------------------  ------------


                            ALLOWANCE FOR LOAN LOSSES
                            -------------------------

(dollars in thousands)                                                           2004                               2003
------------------------------------------------------    ----------------------------------------------------  ------------
                                                           Fourth         Third        Second         First        Fourth
                                                           Quarter       Quarter       Quarter       Quarter       Quarter
------------------------------------------------------    ----------------------------------------------------  ------------

Balance at beginning of period                            $ 14,436      $ 14,294      $ 13,862      $ 13,178      $ 13,440
Loans charged off                                             (922)         (786)         (752)         (450)       (1,479)
Recoveries                                                     157           178           434           284           617
------------------------------------------------------    ----------------------------------------------------  ------------
Net loans charged off                                         (765)         (608)         (318)         (166)         (862)
------------------------------------------------------    ----------------------------------------------------  ------------
Provision for loan losses                                      750           750           750           850           600
------------------------------------------------------    ----------------------------------------------------  ------------
Balance at end of period                                  $ 14,421      $ 14,436      $ 14,294      $ 13,862      $ 13,178
------------------------------------------------------    ----------------------------------------------------  ------------



Net loans charged-off to average loans*                      0.25%         0.21%         0.11%         0.06%         0.32%
------------------------------------------------------    ----------------------------------------------------  ------------
Provision for loan losses to average loans*                  0.25%         0.25%         0.27%         0.31%         0.22%
------------------------------------------------------    ----------------------------------------------------  ------------
Allowance for loan losses to loans                           1.19%         1.21%         1.23%         1.25%         1.22%
------------------------------------------------------    ----------------------------------------------------  ------------

*Annualized


                                  OTHER RATIOS
                                  ------------

                                                                              2004                             2003
----------------------------------------------------------------------------------------------------------------------
                                                          Fourth        Third       Second       First        Fourth
                                                          Quarter      Quarter      Quarter     Quarter       Quarter
----------------------------------------------------------------------------------------------------------------------

Investment portfolio - market to amortized cost            101.4%       101.7%       99.2%       102.8%       102.1%
Dividend payout ratio                                       37.5%        36.7%       38.2%        38.4%        37.5%
Net loans to deposits ratio, average                        91.0%        88.4%       84.9%        87.5%        86.8%
----------------------------------------------------------------------------------------------------------------------





                      MARKET PRICE AND DIVIDENDS DECLARED *
                      -------------------------------------


-----------------------------------------------------------------------------------------------------------------

                                                                Closing Bid Price Range                Dividends
                                                          ----------------------------------
                           Quarter                              High              Low                  Declared
-----------------------------------------------------------------------------------------------------------------

2004
-----------------------------------------------------------------------------------------------------------------
                               I                               $34.52            $28.41                 $0.1619
                              II                               $31.58            $27.02                 $0.1700
                             III                               $29.73            $25.35                 $0.1700
                              IV                               $31.47            $27.77                 $0.1700
-----------------------------------------------------------------------------------------------------------------

                                                                                                        $0.6719
-----------------------------------------------------------------------------------------------------------------


2003
-----------------------------------------------------------------------------------------------------------------

                               I                               $22.51            $20.79                 $0.1512
                              II                               $23.81            $22.11                 $0.1586
                             III                               $26.59            $23.69                 $0.1586
                              IV                               $32.14            $26.67                 $0.1586
-----------------------------------------------------------------------------------------------------------------

                                                                                                        $0.6270
-----------------------------------------------------------------------------------------------------------------


2002
-----------------------------------------------------------------------------------------------------------------
                               I                               $20.98            $18.41                 $0.1208
                              II                               $22.45            $19.31                 $0.1361
                             III                               $20.93            $18.07                 $0.1361
                              IV                               $21.92            $19.64                 $0.1512
-----------------------------------------------------------------------------------------------------------------

                                                                                                        $0.5442
-----------------------------------------------------------------------------------------------------------------

 * Per share data reflect stock splits and stock dividends


                       Net Interest Margin - Year-to-Date
                       ----------------------------------

(dollars in thousands)                                     December 31, 2004                         December 31, 2003
--------------------------------------------    -----------------------------------------  -----------------------------------------
                                                  Average    FTE Interest   Average Rate     Average    FTE Interest   Average Rate
                                                  Balance   Income/Expense  Earned/Paid      Balance   Income/Expense   Earned/Paid
--------------------------------------------    -----------------------------------------  -----------------------------------------
Federal funds sold and interest-bearing
deposits in banks                               $   10,126     $    137        1.35%       $    5,175     $     49        0.95%
Investment securities                              665,648       35,480        5.33%          673,943       34,564        5.13%
Loans - commercial                                 404,653       23,176        5.73%          338,907       20,789        6.13%
         - commercial real estate                  310,769       18,743        6.03%          268,470       17,387        6.48%
         - residential real estate                  95,547        6,320        6.61%          102,545        7,619        7.43%
         - consumer                                345,138       22,482        6.51%          291,164       20,809        7.15%
--------------------------------------------    -----------------------------------------  -----------------------------------------

Total earning assets                            $1,831,881     $106,338        5.80%       $1,680,204     $101,217        6.02%
--------------------------------------------    -----------------------------------------  -----------------------------------------

Deposits - savings and NOW accounts             $  495,968     $  4,274        0.86%       $  401,805     $  3,320        0.83%
           -  time                                 621,925       18,249        2.93%          608,236       19,777        3.25%
Short-term borrowings                               59,303          739        1.25%           97,837        1,243        1.27%
Long-term debt                                     394,944       18,382        4.65%          339,564       17,256        5.08%
Subordinated debt                                   30,928        1,598        5.17%           16,148          755        4.68%
--------------------------------------------    -----------------------------------------  -----------------------------------------


Total interest-bearing liabilities              $1,603,068       43,242        2.70%       $1,463,590       42,351        2.89%
--------------------------------------------    -----------------------------------------  -----------------------------------------

Interest income to earning assets                                              5.80%                                      6.02%
Interest expense to paying liabilities                                         2.70%                                      2.89%
--------------------------------------------    -----------------------------------------  -----------------------------------------
Interest spread                                                                3.10%                                      3.13%
Impact of noninterest funds                                                    0.34%                                      0.37%
--------------------------------------------    -----------------------------------------  -----------------------------------------

Net interest margin                                            $ 63,096        3.44%                      $ 58,866        3.50%
--------------------------------------------    -----------------------------------------  -----------------------------------------


                     Net Interest Margin - Quarter-to-Date
                     -------------------------------------

(dollars in thousands)                                     December 31, 2004                         December 31, 2003
--------------------------------------------    -----------------------------------------  -----------------------------------------
                                                  Average    FTE Interest   Average Rate     Average    FTE Interest   Average Rate
                                                  Balance   Income/Expense  Earned/Paid      Balance   Income/Expense   Earned/Paid
--------------------------------------------    -----------------------------------------  -----------------------------------------
Federal funds sold and interest-bearing
deposits in banks                               $   16,133     $     76        1.87%       $   17,350     $     42        0.96%
Investment securities                              625,998        8,658        5.50%          631,564        8,218        5.16%
Loans - commercial                                 402,008        6,046        5.98%          367,060        5,430        5.87%
         - commercial real estate                  348,740        5,293        6.04%          278,317        4,280        6.10%
         - residential real estate                  93,701        1,512        6.42%           99,018        1,747        7.00%
         - consumer                                358,095        5,789        6.43%          327,534        5,500        6.66%
--------------------------------------------    -----------------------------------------  -----------------------------------------

Total earning assets                            $1,844,675     $ 27,374        5.90%       $1,720,843     $ 25,217        5.81%
--------------------------------------------    -----------------------------------------  -----------------------------------------

Deposits - savings and NOW accounts             $  494,275     $  1,119        0.90%       $  445,881     $    933        0.83%
           -  time                                 621,810        4,602        2.94%          600,626        4,609        3.04%
Short-term borrowings                               48,926          215        1.75%           45,278          114        1.00%
Long-term debt                                     405,615        4,718        4.63%          389,934        4,559        4.64%
Subordinated debt                                   30,928          435        5.60%           18,199          213        4.64%
--------------------------------------------    -----------------------------------------  -----------------------------------------

Total interest-bearing liabilities              $1,601,554       11,089        2.75%       $1,499,918       10,428        2.76%
--------------------------------------------    -----------------------------------------  -----------------------------------------

Interest income to earning assets                                              5.90%                                      5.81%
Interest expense to paying liabilities                                         2.75%                                      2.76%
--------------------------------------------    -----------------------------------------  -----------------------------------------
Interest spread                                                                3.15%                                      3.05%
Impact of noninterest funds                                                    0.36%                                      0.36%
--------------------------------------------    -----------------------------------------  -----------------------------------------

Net interest margin                                            $ 16,285        3.51%                      $ 14,789        3.41%
--------------------------------------------    -----------------------------------------  -----------------------------------------


                      Net Interest Margin - Quarter-to-Date
                      -------------------------------------

(dollars in thousands)                                     December 31, 2004                         December 31, 2003
--------------------------------------------    -----------------------------------------  -----------------------------------------
                                                  Average    FTE Interest   Average Rate     Average    FTE Interest   Average Rate
                                                  Balance   Income/Expense  Earned/Paid      Balance   Income/Expense   Earned/Paid
--------------------------------------------    -----------------------------------------  -----------------------------------------
Federal funds sold and interest-bearing
deposits in banks                               $   16,133     $     76        1.87%       $    6,013     $     22        1.46%
Investment securities                              625,998        8,658        5.50%          663,153        8,854        5.31%
Loans - commercial                                 402,008        6,046        5.98%          420,252        6,034        5.71%
         - commercial real estate                  348,740        5,293        6.04%          308,927        4,667        6.01%
         - residential real estate                  93,701        1,512        6.42%           95,693        1,559        6.48%
         - consumer                                358,095        5,789        6.43%          351,181        5,704        6.46%

--------------------------------------------    -----------------------------------------  -----------------------------------------

Total earning assets                            $1,844,675     $ 27,374        5.90%       $1,845,219     $ 26,840        5.79%
--------------------------------------------    -----------------------------------------  -----------------------------------------

Deposits - savings and NOW accounts             $  494,275     $  1,119        0.90%       $  515,917     $  1,139        0.88%
           -  time                                 621,810        4,602        2.94%          615,023        4,530        2.93%
Short-term borrowings                               48,926          215        1.75%           59,464          202        1.35%
Long-term debt                                     405,615        4,718        4.63%          399,085        4,655        4.64%
Subordinated debt                                   30,928          435        5.60%           30,928          408        5.25%
--------------------------------------------    -----------------------------------------  -----------------------------------------

Total interest-bearing liabilities              $1,601,554       11,089        2.75%       $1,620,417       10,934        2.68%
--------------------------------------------    -----------------------------------------  -----------------------------------------

Interest income to earning assets                                              5.90%                                      5.79%
Interest expense to paying liabilities                                         2.75%                                      2.68%
--------------------------------------------    -----------------------------------------  -----------------------------------------
Interest spread                                                                3.15%                                      3.11%
Impact of noninterest funds                                                    0.36%                                      0.32%
--------------------------------------------    -----------------------------------------  -----------------------------------------

Net interest margin                                            $ 16,285        3.51%                      $ 15,906        3.43%
--------------------------------------------    -----------------------------------------  -----------------------------------------

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


                       PERIOD-END LOAN PORTFOLIO ANALYSIS
                       ----------------------------------

(dollars in thousands)                                                         2004                                      2003
-----------------------------------------------    -------------------------------------------------------------   -----------------
                                                      Fourth           Third          Second           First            Fourth
                                                      Quarter         Quarter         Quarter         Quarter           Quarter
-----------------------------------------------    -------------------------------------------------------------   -----------------
Commercial:
     Commercial                                     $  359,112      $  384,464      $  378,588      $  356,862        $  330,591
     Obligations of political subdivisions              49,993          40,226          37,801          37,142            36,853
-----------------------------------------------    -------------------------------------------------------------   -----------------
                                                       409,105         424,690         416,389         394,004           367,444
-----------------------------------------------    -------------------------------------------------------------   -----------------


Commercial real estate:
     Commercial mortgages                           $  356,871      $  312,327      $  303,031      $  287,964        $  283,661
-----------------------------------------------    -------------------------------------------------------------   -----------------


Residential real estate:
     Residential mortgages                          $   83,979      $   82,546      $   84,260      $   87,280        $   91,485
     Construction                                        8,703          13,378          10,929           8,505             7,338
-----------------------------------------------    -------------------------------------------------------------   -----------------

                                                        92,682          95,924          95,189          95,785            98,823
-----------------------------------------------    -------------------------------------------------------------   -----------------


Consumer:
     Home equity loans                              $  224,494      $  225,319      $  216,384      $  209,868        $  205,087
     Home equity lines of credit                        53,921          49,380          45,324          40,535            38,299
     Indirect  consumer loans                           52,808          55,207          55,252          54,628            55,265
     Other consumer loans                               26,070          25,433          29,799          29,773            30,032
-----------------------------------------------    -------------------------------------------------------------   -----------------
                                                       357,293         355,339         346,759         334,804           328,683
-----------------------------------------------    -------------------------------------------------------------   -----------------



Total Loans                                         $1,215,951      $1,188,280      $1,161,368      $1,112,557        $1,078,611
-----------------------------------------------    -------------------------------------------------------------   -----------------



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